Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.24AV

NINETY-SIXTH AMENDMENT

OF THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Ninety-sixth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date (as defined below):

1.

TWC desires to use and CSG agrees to provide CSG’s Ascendon™ Stored Payment Instruments (hereinafter, "Stored Payment Instruments" or "SPI") services.  CSG will provide Stored Payment Instruments to TWC pursuant to the terms of the Agreement and this Amendment.

(a)	As a result, Schedule C, "Basic Services and Additional Services and Associated Exhibits," of the Agreement is hereby amended by adding the following to the section entitled "Additional Services":

Ascendon™ Stored Payment Instruments

(b)

Additionally, Schedule C-3(13), "Basic Services and Additional Services and Associated Exhibits," of the Agreement is hereby modified by adding "Stored Payment Instruments" to the section entitled "Services Description" attached to this Amendment at Attachment 1, and incorporated herein by reference.

2.

As a further result, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, which includes Schedule C-3(13), "Stored Payment Instruments," CSG SERVICES III., "Payment Procurement" of Schedule F, "Fees," to the Agreement shall be amended to add the following subsection G for Stored Payment Instruments:

G. Ascendon Stored Payment Instruments ("SPI")

Description of Item/Unit of Measure	Frequency	Fee
1.SPI Setup/Implementation Fees (Note 1) (Note 2) (Note 8)	*** *******	*****
2.Connected Subscriber Payment Gateway Transaction Fees (Note 3)(Note 7)
a)Connected Subscriber credit card and debit card authorizations and PIN-less payments transactions (Note 3) (Note 6)
▪Up to ********* transactions	*******	$*****
▪********* to ********* transactions	*******	$*****
▪*********+ transactions	*******	$******
b)Connected Subscriber EFT/ACH Transactions
▪Up to ********* transactions	*******	$******
▪********* to ********* transactions	*******	$******
▪*********+ transactions	*******	$******
3.SPI Payment Profile Storage Fees (Note 4) (Note 5) (Note 6)(Note 9)
▪Up to ******* Payment Profiles	*******	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

▪******* to *****,*** Payment Profiles	*******	$******
▪*********+ Payment Profiles	*******	$******

Note 1: For the SPI Setup and Implementation Fees set forth therein, implementation of SPI for Connected Subscribers shall be as set forth in that certain Statement of Work (CSG document no. 4103636) by and between TWC and CSG (the "SPI SOW").

Note 2: SPI Setup and Implementation Fees under the SPI SOW **** ** ******; provided, however, in the event (i) such implementation is not completed at the request of TWC for reasons, as relates to TWC, other than pursuant to Section 6.1(c) or Section 6.1(d) of the Agreement or as a result of TWC’s delay pursuant to Section 3.6. of the Agreement or (ii) TWC consumes the SPI services for a period less than *** (*) ****** from the date of launch of SPI into production, CSG shall have the right within ****** (**) **** thereafter to invoice TWC on a time and materials basis for services performed under the SPI SOW based on actual hours incurred which shall not exceed a total of **** ******* (***) ***** at the rate of $***.** per hour, per person.

Note 3: Notwithstanding anything in the Agreement to the contrary, for so long as Customers, during the Term of the Agreement and any Termination Assistance Period, use the SPI services, the Connected Subscriber Payment Gateway Transaction Fees set forth in Item 2 in the table above will apply, rather than the Payment Gateway Transaction Fees provided in Schedule F, "CSG SERVICES, IV, entitled "Credit Management and Collections," subsection "C. Payment Gateway," to the Agreement for Connected Subscribers.

Note 4: Monthly SPI Payment Profile Storage Fees include storage of all recurring EFT/ACH and Credit Card for inactive and Connected Subscribers and are cumulative and not incremental; as clarification set-up and implementation will include loading all Connected Subscriber Credit Cards for recurring payments on file in ACP into Payment Profiles in accordance with the SPI SOW.

Note 5: For purposes of SPI, "storage" shall, in addition to the information in Note 4 above, include storage of each of TWC's inactive and Connected Subscriber's SPI Payment Profiles that will be accessible to TWC's customer service representatives ("CSRs") and to Connected Subscribers as TWC may elect (see Note 10 regarding purging of Payment Profiles); each SPI Payment Profile will contain *** (*) Stored Payment Instrument.

Note 6: A Stored Payment Instrument transaction occurs when a Stored Payment Instrument is used by a Connected Subscriber to make a payment on such Connected Subscriber’s selected account(s) (an "SPI Transaction"); an SPI Transaction includes, but is not limited to, credit authorizations (Visa, MasterCard, American Express, and Discover), EFT/ACH, debit validations, reversals and refunds.

Note 7: The Connected Subscriber Payment Gateway Transaction Fees and SPI Payment Profile Storage Fees will be subject to annual increase pursuant to Section 5.4 of the Agreement.

Note 8: Stored Payment Instrument will be implemented into the SCTE test environment pursuant to the SOW.

Note 9:  Payment Profiles will be stored by CSG through the Term of the Agreement, including any Transition Assistance Period, unless Customer (i) requests in writing (email is sufficient) that CSG purge any such Payment Profiles or (ii) designates purging of certain Payment Profiles as Customer may elect from time to time through the use of configuration options available through SPI services. For purposes of clarification, if Customer requests, pursuant to (i) above, that CSG perform purging activities of Payment Profiles, it will be documented pursuant to an agreed upon separate Statement of Work; pursuant to (ii) above, Customer will have the option to perform purging activities without notification to CSG and without documentation or fees.

3.	SPI shall be added to Schedule L, Disaster Recovery Plan, of the Agreement under **** **.

4.

For avoidance of doubt, Participating Affiliates may use SPI without incurring any additional fees hereunder, without any requirement that such SPI be set forth in any such Participating Affiliate's Affiliate Addendum.  In addition to TWC's termination rights set forth above and in Article 6 of the Agreement, TWC shall also have the right to terminate any Participating Affiliate's use of SPI, if applicable, for convenience, without notice to CSG.

5.

For purposes of clarification and notwithstanding anything in the Agreement to the contrary, SPI services are only available for use by Customers with Connected Subscribers. For such period that Customers elect to use SPI services, CSG shall provide such SPI services in addition to Payment Gateway Services.

All terms and conditions of the Agreement not modified by this Amendment shall continue in full force and effect.

THIS AMENDMENT is executed and effective as of the day and year last signed below (“Effective Date”).

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)

By: /s/Christopher MarshBy: /s/ Joseph T. Ruble

Name: Christopher MarshName: Joseph T. Ruble

Title: Vice PresidentTitle: EVP, CAO & General Counsel

Date: June 30, 2015Date: 2 July 2015

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT 1

EXHIBIT C-3(13)

Ascendon™ Stored Payment Instruments

1.

Ascendon™ Stored Payment Instruments Service.  The CSG Ascendon Stored Payment Instruments ("SPI") service enables the storage of Payment Instruments (defined below) for Customer’s inactive and Connected Subscribers; SPI service is available to Customer's (a) customer services representatives ("CSRs") and (b) Connected Subscribers via any Subscriber facing payment applications.  SPI may be utilized by Connected Subscribers with both one-time and recurring credit card, debit card and EFT/ACH accounts (the "Payment Instruments") to make payments on any such Connected Subscriber's selected accounts using registered Payment Instruments stored in such Connected Subscriber's Payment Profile(s).

The CSG Ascendon Stored Payment Instruments is a Service provided as additional functionality to the platform operating the CSG Payment Gateway service.  CSG’s Payment Gateway  service is certified and validated as compliant with PCI-DSS standards pursuant to CSG's 2014 "Attestation of Compliance-Service Providers Payment Card Industry (PCI) Data Security Standard (DSS)" ("AoC").  Commencing with CSG's 2016 AoC and conditioned upon CSG’s implementation into production of SPI, certification and validation of SPI will be assessed included by name on the CSG PI DSS AoC.  In addition, prior to CSG implementing SPI in production, CSG or its third party Qualified Security Assessor shall complete a compliance assessment.

A registered Payment Profile may be established by CSRs, at a Connected Subscriber's request, and for anyone with a recurring payment instrument on file with Customer and by Connected Subscribers at each such Connected Subscriber's option, and stored by CSG and will include certain of Subscriber's personal data and such Subscriber's Payment Instrument(s) (the "Payment Profiles").  Each Payment Profile will contain one (1) Stored Payment Instrument.

Following initial implementation under the SPI SOW and use of SPI by Customers in production, all new Connected Subscriber Payment Instruments will be available for both one-time and recurring payments, as applicable.

2.

Requirements. The same requirements as provided in Section 2 of Attachment A to Amendment No. 42 (CSG Document no. 2300370) relating to Payment Gateway Services, as defined therein shall similarly apply to SPI services, excluding the last six (6) sentences relating to interchange fees which are not applicable to SPI services.  In addition:

•	TWC is responsible for obtaining approval from each Connected Subscriber prior to storing Payment Instruments and related Connected Subscriber data to be used for Stored Payment Instruments.

•

CSG will provide Support Services for the SPI services in accordance with Section II of Schedule H of the Agreement, including the then-current release version, plus the *** (*) ***** ******** of SPI at any given time; provided, however, that notwithstanding the foregoing, CSG shall not cease supporting SPI unless TWC fails to upgrade its version of SPI to the then-current or *** (*) of the *** (*) ***** ******** of SPI within a timeline mutually agreed upon by TWC and CSG.

3.	Use of SPI. TWC and CSG agree that all information and data accessed through SPI is “Confidential Information” and as such shall be kept strictly confidential in accordance with the Agreement.